                                                                   EXHIBIT 10.41

                            BOND PURCHASE AGREEMENT

                          Dated as of March 31, 1997

                                by and between


                             GLN Capital Co., LLC
                                  (as Buyer)

                                      and

                         G&L Realty Partnership, L.P.
                                  (as Seller)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I  CERTAIN DEFINITIONS...............................................  1
     Section 1.1 Definitions.................................................  1

ARTICLE II  PURCHASE OF BONDS................................................  7
     Section 2.1 Agreement to Sell and Purchase Bonds........................  7
     Section 2.2 Payment of Purchase Price...................................  7
     Section 2.3 Assumption of GMAC Debt.....................................  7
     Section 2.4 Transfer of Bonds...........................................  7
     Section 2.5 Bond Information Schedule...................................  7
     Section 2.6 April 1, 1997 Interest Payment..............................  7

ARTICLE III  CONDITIONS PRECEDENT............................................  7
     Section 3.1 Condition Precedent to Buyer's Obligations..................  7
     Section 3.2 Condition Precedent to Seller's Obligations.................  8

ARTICLE IV  REPRESENTATIONS AND WARRANTIES...................................  9
     Section 4.1 Representations and Warranties of Seller....................  9

ARTICLE V  MISCELLANEOUS....................................................  17
     Section 5.1 Survival...................................................  17
     Section 5.2 Governing Law..............................................  17
     Section 5.3 Modification, Waiver in Writing............................  17
     Section 5.4 Notices....................................................  17
     Section 5.5 Trial By Jury..............................................  18
     Section 5.6 Headings...................................................  18
     Section 5.7 Severability...............................................  18
     Section 5.8 Exhibits Incorporated......................................  18
     Section 5.9 Counterparts...............................................  18
     Section 5.10 Entire Agreement..........................................  18
     Section 5.11 Further Assurances........................................  18
     Section 5.12 Indemnification..........................................   18

                            BOND PURCHASE AGREEMENT

     THIS BOND PURCHASE AGREEMENT, made as of March 31, 1997, is by and between GLN Capital Co., LLC, a Delaware limited liability company, having an address at 439 North Bedford, Beverly Hills, California 90210, Attention: Mark Hamermesh, Telefax Number (310) 859-9032 ("Buyer"), and G&L Realty Partnership, L.P., a
                                -----
Delaware limited partnership with an address of c/o G&L Realty Corp., 439 North Bedford, Beverly Hills, California, Attention: Daniel Gottlieb, Chief Executive Officer, Telefax Number: (310) 859-9032; ("Seller").
                                           ------

                                   RECITALS

     WHEREAS, Seller is the owner (i) of those certain Massachusetts Industrial Finance Authority Health Care Revenue Bonds (Hampden Nursing Homes, Inc. Project) Series 1989A (the "1989A Bonds"), and (ii) of those certain
                            -----------
Massachusetts Industrial Finance Agency Health Care Revenue Bonds (Hampden Nursing Homes, Inc. Project) Series 1989B (the "1989B Bonds", and together with
                                                -----------
the 1989A Bonds, the "Bonds"); and
                      -----

     WHEREAS, Seller is desirous of selling the Bonds, and Buyer is desirous of purchasing the Bonds on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of premises and the covenants, agreements, representations and warranties set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is acknowledged hereby, the parties hereby covenant, agree, represent and warrant as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

     Section 1.1 Definitions. For all purposes of this Agreement:
                 -----------

     (a) the capitalized terms defined in this Article I have the meanings
                                               ---------
assigned to them in this Article I, and include the plural as well as the singular;

     (b) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision; and

     (c) the following terms have the following meanings:

     "Accounts" means, collectively, the Bond Fund Series A Principal Account,
      --------
the Bond Fund Series B Principal Account, the Bond Fund Series A Interest Account, the Bond Fund Series B Interest Account, the Debt Service Reserve Fund Series A Account, the Debt Service Reserve Fund Series B Account, the Project Fund General Account, the Project Fund Option Exercise Account, the Renovations Fund, the Arbitrage Rebate Fund and the Escrow Account.

     "Accounts Receivable Indebtedness Liens" means those certain liens on
      --------------------------------------
certain of the Corporation's accounts receivable, securing indebtedness pursuant to that certain Loan and Security Agreement dated September 12, 1996 by and between Corporation and Healthpartners Funding, L.P., a Delaware limited partnership.

     "Agreement" means this Bond Purchase Agreement as amended, modified or
      ---------
supplemented from time to time.

     "Additional Parity Indebtedness" shall have the meaning set forth in the
      ------------------------------
Loan Agreement.

     "Agency" means Massachusetts Industrial Finance Agency.
      ------

     "Amendment" shall mean that certain First Amendment to Limited Liability
      ---------
Company Agreement by and between Seller and Property Acquisition Trust I, a Delaware business trust.

     "Arbitrage Rebate Fund" shall have the meaning set forth in the Indenture.
      ---------------------

     "Bond Collateral Security Agreements" means collectively (i) the Loan
      -----------------------------------
Agreement, (ii) the Mortgage, (iii) the Security Agreement, (iv) the Escrow Agreement, (v) the Working Capital Loan Agreement, (vi) the Tax Regulatory Agreement, (vii) the Subordination Agreement, and (viii) all other agreements, instruments, certificates and documents executed or delivered by or on behalf of Corporation which constitute collateral for the Bonds.

     "Bond Fund Series A Interest Account" and "Bond Fund Series B Interest
      -----------------------------------       ---------------------------
Account" shall have the respective meanings set forth in the Indenture.
-------

     "Bond Fund Series A Principal Account" and "Bond Fund Series B Principal
      ------------------------------------       ----------------------------
Account" shall have the respective meanings set forth in the Indenture.
-------

     "Bond Information Schedule" shall mean the information concerning the Bonds
      -------------------------
set forth on Exhibit A.

     "Bond Files" means all agreements, reports, correspondence, financial
      ----------
statements and all other documents received by Seller in connection with or related to the Bonds or the Collateral.

     "Bonds", "1989A Bonds" and "1989B Bonds" shall have the respective meanings
      -----    -----------       -----------
set forth in the recitals to this Agreement.

     "Buyer" shall have the meaning set forth in the recitals to this Agreement.
      -----

     "Closing Date" means the date of this Agreement.
      ------------

     "Collateral" means all Collateral which constitutes security for the Bonds,
      ----------
as described more fully in the Indenture and the Bond Collateral Security Agreements.

     "CON" shall have the meaning set forth in Section 4.1(AH)(ii).
      ---

     "Corporation" means Hampden Nursing Homes, Inc.
      -----------

     "Debt Service Reserve Fund Series A Account" and "Debt Service Reserve Fund
      ------------------------------------------       -------------------------
Series B Account" shall have the respective meanings set forth in the
-----------------
Indenture.

     "Determination of Taxability" shall have the meaning set forth in the Loan
      ---------------------------
Agreement.

     "DOH" shall have the meaning set forth in Section 4.1(AH)(i).
      ---

     "Entity" means with respect to each party (a) corporation, if such party is
      ------
listed as a corporation in the first paragraph of this Agreement, (b) limited partnership, if such party is listed as a limited partnership in the first paragraph of this Agreement or (c) limited liability company, if such party is listed as a limited liability company in the first paragraph of this Agreement.

     "Environmental Laws" means any and all applicable federal, state, local
      ------------------
and foreign laws, rules, regulations or municipal ordinances, each as amended from time to time, any judicial or administrative orders, decrees, settlement agreements or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as in effect as of the relevant date, relating to the environment, health or safety, or the release or threatened release of Hazardous Substances into the indoor or outdoor environment including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the presence or use of Hazardous Substances.

     "Escrow Account" shall have the meaning set forth in the Loan Agreement.
      --------------

     "Escrow Agreement" shall have the meaning set forth in the Loan Agreement.
      ----------------

     "Facility" shall have the meaning set forth in the Loan Agreement.
      --------

     "GMAC" means the GMAC Commercial Mortgage Corporation.
      ----

     "GMAC Debt" means the outstanding principal balance as of the date hereof
      ---------
due under that certain promissory note in the amount of Fourteen Million Dollars ($14,000,000) dated December 5, 1995 from Seller to GMAC.

     "GMAC Loan and Security Agreement" means that certain Loan and Security
      --------------------------------
Agreement by and between G&L Realty Partnership, L.P. and GMAC Commercial Mortgage Corporation, dated as of December 5, 1995.

     "GMAC Security Interest" means the security interest in the Bonds held, by
      ----------------------
GMAC pursuant to the GMAC Loan and Security Agreement.

     "Governmental Authority" means any national or federal government, any
      ----------------------
state, regional, local or other political subdivision thereof with jurisdiction and any person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hazardous Substances" means, collectively, (i) any petroleum or petroleum
      --------------------
products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), lead in
                                                          ----
drinking water, and lead-based paint, the presence, generation, use, transportation, storage or disposal of or exposure to which (x) is regulated or could lead to liability under any Environmental Law or (y) is subject to notice or reporting requirements under any Environmental Law, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law and (iii) any other chemical or any other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

     "Indenture" means that certain Indenture of Trust by and between Agency and
      ---------
Maryland National Bank as Trustee, dated as of October 1, 1989, as supplemented, amended and modified by that First Supplemental Indenture of Trust by and between Agency and Maryland National Bank as Trustee, dated as of November 1, 1991.

    "Issuance Cost Loan" shall have the meaning set forth in the Loan
     ------------------

Agreement.

     "Legal Requirements" means all statutes, laws, rules, orders, regulations,
      ------------------
ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Seller, the Bonds, the Corporation, the Agency, the Indenture, the Bond Collateral Security Agreements, the Collateral or any part thereof, or the ownership, construction, use, alteration or operation thereof, or any part thereof, enacted and in force as of the relevant date, and all permits and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Seller, at any time in force affecting the Collateral or any part thereof, including, without limitation, any which (i) may require repairs, modifications, or alterations in or to the Collateral or any part thereof, or (ii) in any way limit the use and enjoyment thereof, and further including, without limitation, all Environmental Laws and the Americans with Disabilities Act, as it may be amended from time to time, together with all regulations promulgated thereto.

     "Licenses" shall have the meaning set forth in Section 4.1(AH)(ii).
      --------

     "Loan Agreement" means that certain Loan Agreement by and between Agency
      --------------
and Corporation, dated as of October 1, 1989, as supplemented, amended and modified by that certain First Supplemental Loan Agreement by and between Agency and Corporation, dated as of November 1, 1991.

     "Management Agreement" shall have the meaning set forth in the Loan
      --------------------
Agreement.

     "Mortgage" shall have the meaning set forth in the Loan Agreement.
      --------

     "Other Indebtedness" shall have the meaning set forth in the Loan
      ------------------
Agreement.

     "Payment Schedule" means the dates and amounts of each payment received by
      ----------------
Seller on account of the Bonds, as set forth on Exhibit B.

     "Project Fund General Account" shall have the meaning set forth in the
      ----------------------------
Indenture.

     "Project Fund Option Exercise Account" shall have the meaning set forth in
      ------------------------------------
the Indenture.

     "Purchase Price" means seven million six hundred and sixty-five thousand
      --------------
dollars ($7,665,000), which is the amount equal to (i) the sum of the outstanding principal balance of the 1989A Bonds as of the Closing Date plus One Million Dollars

($1,000,000), less (ii) the GMAC Debt.

     "Renovations Fund" shall have the meaning set forth in the Indenture.
      ----------------

     "Repair and Replacement Fund" shall have the meaning set forth in the
      ---------------------------
Indenture.

     "Retained Cash Flow" shall have the meaning set forth in the Loan
      ------------------
Agreement.

     "Security Agreement" shall have the meaning set forth in the Loan
      ------------------
Agreement.

     "Subordinated Management Fees" shall have the meaning set forth in the Loan
      ----------------------------
Agreement.

     "Seller" shall have the meaning set forth in the recitals to this
      ------
Agreement.

     "Subordination Agreement" shall have the meaning set forth in the Loan
      -----------------------
Agreement.

     "Subordinated Management Fees" shall have the meaning set forth in the Loan
      ----------------------------
Agreement.

     "Tax Regulatory Agreement" shall have the meaning set forth in the Loan
      ------------------------
Agreement.

     "Third Party Payor's Programs" shall have the meaning set forth in Section
      ----------------------------
4.1(AH)(v).

     "Trustee" means as of the relevant date, the Trustee under the Indenture.
      -------

     "UCC" means the Uniform Commercial Code as enacted in the relevant
      ---
jurisdiction.

     "Working Capital Loan" shall have the meaning set forth in the Loan
      --------------------
Agreement.

     "Working Capital Loan Agreement" shall have the meaning set forth in the
      ------------------------------
Loan Agreement.

                                  ARTICLE II

                               PURCHASE OF BONDS
                               -----------------

     Section 2.1 Agreement to Sell and Purchase Bonds. Upon and subject to the
                 ------------------------------------
terms and conditions of this Agreement, Seller agrees to sell and Buyer agrees to purchase the Bonds.

     Section 2.2 Payment of Purchase Price. Upon satisfaction of the conditions
                 -------------------------
precedent set forth in Section 3.1, within five (5) days of the Closing Date the Buyer shall pay to the Seller the Purchase Price in immediately available federal funds.

     Section 2.3 Assumption of GMAC Debt. On or after the Closing Date, Buyer
                 -----------------------
will (if required by GMAC) assume Seller's obligations under the GMAC Loan and Security Agreement, by the execution of appropriate documents in form and substance acceptable to Buyer and GMAC.

     Section 2.4 Transfer of Bonds. Within ten (10) days of the Closing Date,
                 -----------------
Seller shall have caused the Trustee to reissue the Bonds in the name of Buyer.

     Section 2.5 Bond Information Schedule. Within five (5) days of the Closing
                 -------------------------
Date, Seller shall have provided to Buyer (i) a complete and accurate Bond Information Schedule, (ii) a complete and accurate Payment Schedule, (iii) the Bond Files, and (iv) such representations and warranties concerning the accuracy and completeness of the information set forth in the Bond Information Schedule and the Payment Schedule as is requested by Buyer.

     Section 2.6 April 1, 1997 Interest Payment. Notwithstanding anything to the
                 ------------------------------
contrary set forth herein, the parties agree that the April 1, 1997 interest payment (which payment represents accrued interest in arrears from October 1, 1996 through March 31, 1997) made in respect of the Bonds shall remain property of the Seller.

                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

     Section 3.1 Condition Precedent to Buyer's Obligations. As a condition
                 ------------------------------------------
precedent to Buyer's purchase of the Bonds, Seller shall have satisfied the following conditions (unless waived in writing by Buyer) on or before the Closing Date.

     (A) Agreement. Seller shall have executed and delivered this Agreement to
         ---------
Buyer.

     (B) Amendment. Seller shall have delivered a duly executed Amendment to
         ---------
Buyer.

     (C) Trustee Instruction Letter. Within five (5) days of the Closing Date,
         --------------------------
Seller shall have delivered to Buyer a letter, in form and substance satisfactory to Buyer, instructing the Trustee to issue new Bonds in the name of Buyer or its designee, upon surrender of the Bonds endorsed for transfer to the Trustee.

     (D) Opinions of Counsel. Buyer shall have received from counsel
         -------------------
satisfactory to Buyer, legal opinions in form and substance satisfactory to Buyer in Buyer's sole discretion. All such legal opinions will be addressed to Buyer, dated as of the Closing Date, and in form and substance satisfactory to Buyer and its counsel. Seller hereby instructs any such counsel, to the extent that such counsel represents Seller, to deliver to Buyer such opinions addressed to Buyer.

     (E) Intentionally omitted.

     (F) Representations and Warranties. The representations and warranties
         ------------------------------
herein shall be true and correct in all material respects.

     (G) No Injunction. No law or regulation shall have been adopted, no order,
         -------------
judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Buyer would enjoin, prohibit or restrain, or impose or result in an adverse effect upon the consummation of the transactions contemplated hereunder.

     (H) Due Authority. Buyer shall have received any other evidence reasonably
         --------------
required by Buyer or its counsel demonstrating that (i) Seller is an entity in good standing under the laws of the State of its formation, and (ii) Seller's execution and delivery of this Agreement and the other documents delivered pursuant hereto and the consummation of the transactions contemplated hereby have been fully authorized.

     (I) Approvals. All requisite Governmental Authority approvals, as well as
         ---------
any other approvals required pursuant to the Indenture or any Bond Collateral Security Agreement, if any, required to be obtained by Seller shall have been obtained.

     (J) Intentionally Omitted.

     (K) Intentionally omitted.

     Section 3.2 Condition Precedent to Seller's Obligations. As a condition
                 -------------------------------------------
precedent to Seller's sale of the Bonds, Buyer shall have satisfied the following conditions (unless waived in writing by Seller) on or before the Closing Date.

     (A) Agreement. Buyer shall have executed and delivered this Agreement to
         ---------
Seller.

     (B) Payment. Within five (5) days of the Closing Date, Buyer shall have
         -------
paid to the Seller the Purchase Price in immediately available federal funds.

     (C) Due Authority. Seller shall have received any other evidence reasonably
         -------------
required by Seller or its counsel demonstrating that (i) Buyer is an entity in good standing under the laws of the State of its formation, and (ii) Buyer's execution and delivery of this Agreement and the other documents delivered pursuant hereto and the consummation of the transactions contemplated hereby have been fully authorized.

     (D) Transfer and Recordation Taxes; Other Costs. Seller shall have paid all
         -------------------------------------------
(i) transfer, filing and recording fees and taxes, costs and expenses, (ii) any state, county or city documentary taxes relating to the filing or recording of any document or instrument contemplated hereby, and (iii) all fees required to be paid to Trustee pursuant to the Indenture. Each of Seller and Buyer shall sign and deliver, on the closing Date, all transfer tax and related forms reasonably required by the other party or required by applicable law.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 4.1 Representations and Warranties of Seller. Seller represents and
                 ----------------------------------------
warrants that, as of the Closing Date:

     (A) Organization. Seller (i) is a duly organized and validly existing
         ------------
Entity in good standing under the laws of the State of its formation, (ii) has the requisite Entity power and authority to carry on its business as now being conducted, and (iii) has the requisite Entity power to execute and deliver, and perform its obligations under this Agreement.

     (B) Authorization. The execution and delivery by Seller of this Agreement,
         -------------
Seller's performance of its obligations hereunder and the sale of the Bonds (i) have been duly authorized by all requisite Entity action on the part of Seller,
(ii) will not violate any provision of any applicable Legal Requirements, any order of any court or other Governmental Authority, any organizational document of Seller or any indenture or agreement or other instrument to which Seller is a party or by which Seller is bound (including, without limitation, the GMAC Loan and Security Agreement), (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Seller pursuant to, any such indenture or agreement or instrument and (iv) have been duly executed and delivered by Seller. Other than those obtained or filed on or prior to the Closing Date, Seller is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency, or any other Entity in connection with or as a condition to the execution, delivery or performance of this Agreement and the transactions contemplated hereunder, including, without limitation, GMAC.

     (C) Litigation. There are no actions, suits or proceedings at law or in
         ----------
equity now pending and served or, to the knowledge of Seller, threatened that would adversely affect the execution, delivery or enforceability of this Agreement or Seller's performance of its obligations hereunder.

     (D) No Bankruptcy Filing. Seller is not contemplating either the filing of
         --------------------
a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and Seller has no knowledge of any person contemplating the filing of any such petition against it.

     (E) Full and Accurate Disclosure. No statement of fact made by or on behalf
         ----------------------------
of Seller herein or in any other document or certificate delivered to Buyer by Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading.

     (F) Location of Chief Executive Offices. The location of Seller's (i)
         -----------------------------------
principal place of business, (ii) chief executive office, and (iii) books and records concerning the Bonds is as follows: G&L Realty Partnership, L.P., a Delaware limited partnership with an address of c/o G&L Realty Corp., 439 North Bedford, Beverly Hills, California.

     (G) Solvency. Seller has not entered into this Agreement or the
         --------
transactions contemplated hereunder with the actual intent to hinder, delay, or defraud any creditor. Seller has received reasonably equivalent value in exchange for its sale of the Bonds. Giving effect to the transactions contemplated hereby, the fair saleable value of Seller's assets exceeds and will, immediately following the execution and delivery of this Agreement, exceed Seller's total liabilities, including, without limitation, subordinated, unliquidated, or disputed liabilities or contingent obligations. The fair saleable value of Seller's assets is and will, immediately following the execution and delivery of this Agreement and consummation of the transactions contemplated hereunder, be greater than Seller's probable liabilities, including the maximum amount of its contingent obligations or its debts as such debts become absolute and matured. Seller's assets do not and, immediately following the execution and delivery of this Agreement and consummation of the transactions contemplated hereunder, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

     (H) Bond Files Complete. The Bond Files provided or to be provided to Buyer
         -------------------
are complete. The copies of the documents included in the Bond Files are true and correct copies of the documents they purport to be.

     (I) Seller's Title to Bonds. Seller has good and marketable title to the
         -----------------------
Bonds and is the sole owner and holder of such Bonds, has full right and authority to sell and assign such bonds hereunder, and is transferring such bonds to Buyer free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature excepting, however, the GMAC Security Interest.
       ------------------

     (J) Enforceability. The Bonds, the Indenture and each of the Bond
         --------------
Collateral Security Agreements is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms.

     (K) No Defenses. There are no valid offsets, defenses, counterclaims or
         -----------
rights of rescission to the Bonds, the Indenture or any Bond Collateral Security Agreement.

     (L) No Modifications and/or Releases. The terms of the Bonds, the Indenture
         --------------------------------
and the Bond Collateral Security Agreements, respectively, have not been impaired, waived, altered, subordinated, satisfied, released or modified in any respect except by written instruments which are in the Bond Files.

     (M) No Defaults, Breaches, Violations or Events or Acceleration. Except for
         ------------------------------------------------------------
those certain nonmonetary defaults set forth on the attached Exhibit C, there
                                                             ---------
are not and have been no defaults, breaches, violations or events of acceleration existing under any of the Bonds, the Indenture or any Bond Collateral Security Agreement (for which notice has been given), Seller has not waived any such default, breach, violation or event of acceleration, and no event has occurred which, with the passing of time or the giving of notice, would constitute such a default, breach, violation or event of acceleration.

     (N) No Advances. Seller has not directly or indirectly advanced funds for
         -----------
the payment of any amount required by the Bonds or the Indenture.

     (O) Legal Compliance. All Legal Requirements applicable to the Bonds, the
         ----------------
Indenture and the Bond Collateral Security Agreements have been satisfied or complied with.

     (P) No Condemnation Proceedings; Condition of Collateral. There is no
         ----------------------------------------------------
proceeding pending or threatened for the total or partial condemnation of the Collateral. The Collateral is in good repair and free and clear of any damage that would affect materially and adversely the value of the Collateral as security for the use for which the Collateral was intended.

     (Q) Accounts Receivable Indebtedness. The indebtedness secured by the
         --------------------------------
Accounts Receivable Indebtedness Liens does not exceed, as of the date hereof, One Million Five Hundred Thousand Dollars ($1,500,000).

     (R) Taxes, Insurance (etc.) Are Current. There exists no delinquency with
         -----------------------------------
respect to any taxes, governmental assessments, insurance premiums and water, sewer and municipal charges, and ground rents, if any, which previously became due and owing in respect of the Collateral, and all such amounts due and owing with respect to the Collateral have been paid or an escrow of funds to cover such payments has been established.

     (S) Hazard and Liability Insurance. The Collateral is insured by hazard
         ------------------------------
insurance policies, commercial general liability insurance policies and, if applicable, boiler insurance policies providing coverage against risks ordinarily insured against by persons owning or operating like properties in the locality of the Collateral, in an amount consistent with that which would be required by an institutional lender in its normal commercial lending activities with respect to similar properties in the same locality. All premiums on such insurance policies have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received which is still in effect.

     (T) Adverse Environmental Condition. There exists no material amount of
         -------------------------------
Hazardous Substances on, under or at the Collateral. For purposes of this Section, "material" shall mean an amount of Hazardous Substances in excess of any established level of concentration or action level set forth in any rule, policy, regulation or guideline adopted or issued by any Governmental Authority or, in the absence of applicable action levels, in amounts that would require removal or remediation in accordance with good industry practices. The Collateral is not and has never been used for the storage, treatment or disposal of Hazardous Substances.

     (U) Adverse Engineering Condition. The Collateral is free of any material
         -----------------------------
structural defects. For purposes hereof, a material structural defect means a failure of a building or improvement element or system to function or operate for its or their intended purposes (e.g., roof failure, failure of the HVAC system to operate correctly, etc.) or any unrepaired damage by fire or other casualty which, individually or in the aggregate with respect to the Collateral, would cost $15,000 or more to remedy. An Adverse Engineering Condition does not include normal wear and tear of any building or improvement system or element.

     (V)  Bond Information.  As of the date hereof:  (i) the outstanding
          ----------------
principal balance of the (A) 1989A Bonds is Twenty Million Six Hundred and Sixty-Five Thousand Dollars ($20,665,000), and (B) 1989B Bonds is Five Million Dollars ($5,000,000) in addition to accrued and unpaid interest of not less than Two Million Dollars ($2,000,000); (ii) the maturity date of the (A) 1989A Bonds is October 1, 2017, and (B) 1989B Bonds is October 1, 2019; and (iii) the interest rate of the (A) 1989A Bonds is nine and seventy-five hundredths percent (9.75%), and (B) 1989B Bonds is nine and fifty hundredths percent (9.50%).

     (W)  Litigation.  There is no litigation pending or threatened against the
          ----------
Corporation or the Collateral which would materially adversely affect the value of the Collateral or adversely impact the ability of the Corporation to satisfy its obligations under the Bond Collateral Security Agreements.

     (X)  No Impediment to Discharge of Indenture.  There exists no legal or
          ---------------------------------------
contractual impediment to a discharge of the Indenture in the manner described in the second paragraph of Section 7.1 of the Indenture (which is set forth on pages 45-46 of the Indenture).

     (Y)  No Additional Parity Indebtedness. The Corporation has not incurred or
          ---------------------------------
issued any Additional Parity Indebtedness.

     (Z)  Tax Regulatory Agreement.  There exist no defaults under the Tax
          ------------------------
Regulatory Agreement.

     (AA) Determination of Taxability.  No Determination of Taxability has
          ---------------------------
occurred.

     (AB) Enforceable Liens on Collateral.  The Bond Collateral Security
          -------------------------------
Agreements create valid and enforceable first priority liens on the Collateral, subject however, to the Accounts Receivable Indebtedness Liens.
------- -------

     (AC) Title Insurance.  That portion of the Collateral which is encumbered
          ---------------
by the Bond Collateral Mortgage is covered by an American Land Title Insurance Company (or comparable) lender's title insurance policy insuring a valid first lien on such property, which is in full force and effect, and subject only to permitted exceptions.

     (AD) Tax Exempt Bonds. The interest paid on the 1989A Bonds is exempt from
          ----------------
federal income taxation. The tax exempt status of the 1989B Bonds will not hinder, interfere with or otherwise preclude a refinancing or restructuring of the Bonds with either the Agency or the United States Department of Housing and Urban Development.

     (AE) No Bankruptcy of Corporation.  Corporation (i) has not filed and is
          ----------------------------
not contemplating the filing of a petition under any state or federal bankruptcy or insolvency laws, and (ii) has not and is not contemplating the liquidation of all or a major portion of its assets or property. Seller has no knowledge of any person contemplating the filing of a petition under any state or federal bankruptcy or insolvency laws against Corporation.

     (AF) As of the date hereof, the GMAC Debt does not exceed Fourteen Million Dollars ($14,000,000). Seller neither has been nor currently is in default of its obligations under the GMAC Loan and Security Agreement.

     (AG) No Consultants.  The Corporation has not retained and has not been
          --------------
obligated to retain a consultant pursuant to Section 7.10 of the Loan Agreement.

     (AH) Use-Specific Representations.
          ----------------------------

          (i)   Compliance with Laws. The Corporation and each Facility complies
                --------------------
with all applicable Legal Requirements, including, without limitation, federal, state and local regulations, quality and safety standards, accreditation standards and requirements of the applicable state Department of Health (each a "DOH") and all other Governmental Authorities including, without limitation,
 ---
those relating to the quality and adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies, additions to facilities and services and fee splitting.

          (ii)  Licenses.  All material governmental licenses, permits,
                --------
regulatory agreements or other approvals or agreements necessary or desirable for the use or operation of each Facility as intended are held by the Corporation and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval
                            ---
issued by the DOH for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").
                                                             --------

          (iii) Ownership of Licenses.  The Licenses, including without
                ---------------------
limitation, each CON:

                (a) have not been, transferred to any location other than the Facility to which such Licenses relate;

                (b) have not been pledged as collateral security for any other loan or indebtedness; and

                (c) are held free from restrictions or known conflicts which would materially impair the use or operation of each Facility as intended, and are not provisional, probationary or restricted in any way.

          (iv)   Medicare and Medicaid Compliance.  To the extent applicable,
                 --------------------------------
each Facility and the Corporation are in compliance with all material requirements for participation in Medicare and Medicaid, including without limitation, the Medicare and Medicaid Patient and Program Protection Act of 1987. To the extent applicable, each Facility and the Corporation are in conformance in all respects with all insurance, reimbursement and cost reporting requirements, and has a current provider agreement which is in full force and effect under Medicare and Medicaid.

          (v)    Third Party Payors' Programs. There is no threatened or pending
                 ----------------------------
revocation, suspension, termination, probation, restriction, limitation, or non-renewal affecting the Corporation or any Facility or any participation or provider agreement with any third party payor (including Medicare, Medicaid, Blue Cross and/or Blue Shield, and any other private commercial insurance managed care and employee assistance program) (such programs, the "Third Party
                                                                   -----------
Payors' Programs") to which the Corporation is subject. All Medicaid, Medicare,
----------------
and private insurance cost reports and financial reports submitted by the Corporation have been materially accurate and complete and have not been misleading in any material respects. No cost reports or financial reports for any Facility remain "open" or unsettled.

          (vi)   Governmental Proceedings and Notices.  Neither the Corporation
                 ------------------------------------
nor any Facility is currently the subject of any proceeding by any Governmental Authority, and no notice of any violation has been received from a Governmental Authority that would, directly or indirectly, or with the passage of time:

                 (a) affect the Corporation's ability to accept and/or retain patients or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible patients;

                 (b) modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use on any License;

                 (c) affect the Corporation's continued participation in the Medicaid or Medicare programs or any other of the Third Party Payors' Programs, or any successor programs thereto, at current rate certifications.

          (vii)  Physical Plant Standards.  Each Facility and the use thereof
                 ------------------------
complies in all respects with all local, state and federal building codes, fire codes, health care, nursing facility and other similar regulatory requirements (the "Physical Plant Standards") and no waivers of Physical Plant Standards
      ------------------------
exist at such Facility.

          (viii) Past Violations.  There is no pending uncured "Level A" (or
                 ---------------
equivalent) violation at any Facility. Each Facility is in material compliance with all federal and state laws and regulations relating to, as applicable, nursing homes, hospitals or continuing care facilities and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against such Facility or against the Corporation or any officer, director or stockholder of the Corporation or any affiliate of the Corporation or any manager of any Facility by any Governmental Authority and there have been no material violations which have threatened such Facility's or the Corporation's certification for participation in Medicare or Medicaid or the other Third Party Payors' Programs.

         (ix) Audits. There are no current, pending or outstanding Medicaid,
              ------
Medicare or Third Party Payors' Programs reimbursement audits or appeals pending at any Facility, and there are no years that are subject to audits.

         (x) Recoupment. There are no current or pending Medicaid or Medicare or
             ----------
Third Party Payors' Programs recoupment efforts at any Facility. The Corporation is not a participant in any federal program whereby any Governmental Authority may have the right to recover funds by reason of the advance of federal funds.

         (xi) Patient Records. All patient or resident records at each Facility,
              ---------------
including patient or resident trust fund accounts, are true and correct in all respects.

         (xii) Management Agreements. Each Management Agreement with respect to
               ---------------------
any Facility is in full force and effect and is not in default by any party thereto. In the event any Management Agreement is terminated or in the event of foreclosure of any Facility, under applicable Legal Requirements no subsequent operator of such Facility is required to obtain a CON (or similar certificate, license, or approval issued by the DOH for the requisite number of beds, and approval provider status in any approved provider payment program) prior to applying for and receiving a license to operate such Facility or prior to receiving Medicare or Medicaid payments.

     (AI) Account Balances. The balance in each Account is as set forth on
          ----------------
Exhibit A.

     (AJ) Corporation's Representations and Warranties. Seller has no knowledge
          --------------------------------------------
that any of the representations or warranties made by the Corporation in any of the Bond Collateral Security Agreements is not true in any material respect.

                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

     Section 5.1 Survival. This Agreement and all covenants, agreements,
                 --------
representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the transfer of the Bonds, and shall continue in full force and effect so long as any portion of the Bonds remains outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Seller, shall inure to the benefit of the respective successors and assigns of Buyer.

     Section 5.2 Governing Law. (a) The parties agree that New York State has a
                 -------------
substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws (but excluding the law governing choice of law) of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

     (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK.

     Section 5.3 Modification, Waiver in Writing. No modification, amendment,
                 -------------------------------
extension, discharge, termination or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in a writing signed by Buyer and Seller, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

     Section 5.4 Notices. All notices hereunder shall be given in writing and
                 -------
shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or
(d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, addressed if to Buyer at its address set forth on the first page hereof, and if to Seller at its address set forth on the first page hereof, or at such other address as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other party hereto in the manner provided for in this Section.
                     -------

     SECTION 5.5  TRIAL BY JURY.  BUYER AND SELLER, TO THE FULLEST EXTENT THAT
                  -------------
THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT.

     Section 5.6  Headings.  The Article and Section headings in this Agreement
                  --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 5.7  Severability.  Wherever possible, each provision of this
                  ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 5.8  Exhibits Incorporated.  The information set forth on the
                  ---------------------
cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 5.9  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. In Buyer's sole discretion, one or more counterparts of this Agreement may be executed by telefaxed signature, which telefaxed signature shall be deemed to constitute an original signature.

     Section 5.10 Entire Agreement.  This Agreement, together with the Exhibits
                  ----------------
hereto constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement and the Exhibits hereto, and supersedes all prior agreements, understandings and negotiations between the parties.

     Section 5.11 Further Assurances.  On and after the Closing Date, upon the
                  ------------------
reasonable request of Buyer, and without payment of further consideration to Seller, other than reimbursement for Seller's out-of-pocket expenses, Seller will do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required in order to better assign, transfer, grant, convey, assure and confirm to Buyer title and possession of the Bonds.

     Section 5.12 Indemnification.  Seller shall indemnify and hold Buyer and
                  ---------------
each of its affiliates (including its officers, directors, partners, employees and agents and each other person, if any, controlling Buyer or any of its affiliates) (each, including Buyer, an "Indemnified Party") harmless against any and all losses,
                     -----------------
claims, damages, costs, expenses (including the fees and disbursements of outside counsel retained by any such person) or liabilities in connection with, arising out of or as a result of or in any way related to the Bonds and the ownership by Seller thereof prior to the date of this Agreement, except to the extent that it is finally judicially determined that any such loss, claim, damage, cost, expense or liability resulted directly and solely from the fraud or willful misconduct of such Indemnified Party. In the event that any Indemnified Party becomes involved in any action, proceeding or investigation in connection with any transaction or matter referred to or contemplated in this Agreement, Seller shall periodically reimburse any Indemnified Party upon demand therefor in an amount equal to its reasonable legal and other expenses (including the costs of any investigation and preparation) incurred in connection therewith to the extent such legal or other expenses are the subject of indemnification hereunder.

                          [Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                        BUYER:

                                        GLN CAPITAL CO. LLC, a Delaware limited
                                        liability company


                                        By:  G&L REALTY PARTNERSHIP, L.P.

                                             By:  G&L Realty Corp.,
                                                   as General Partner

                                                By:  /s/ Daniel Gottlieb
                                                    ----------------------------
                                                       Name:  Daniel Gottlieb
                                                       Title: Chief Executive
                                                                Officer



                                        By:  PROPERTY ACQUISITION TRUST I

                                                By:  /s/ Sheryl McAfee
                                                    ----------------------------
                                                       Name:  Sheryl McAfee
                                                       Title: Designated Officer



                                        SELLER:

                                        G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership


                                             By:  G&L Realty Corp.,
                                                   Its General Partner

                                                By:  /s/ Daniel Gottlieb
                                                    ----------------------------
                                                       Name:  Daniel Gottlieb
                                                       Title: Chief Executive
                                                                Officer

                                   EXHIBIT A

                           Bond Information Schedule
                           -------------------------


                          1989A Bonds                1989B Bonds

Origination Date          October 1, 1989            October 1, 1989

Maturity Date             October 1, 2017            October 1, 2019

Coupon Rate               9.75%                      9.5%

CUSIP No.                 575909AE6                  575909AD8

Description of Lien       First Priority             First Priority

Title Insurance Policy

Outstanding Principal     $20,665,000                $5,000,000 in addition to
Balance 4/1/97                                       accrued and unpaid interest
                                                     of not less than $2,000,000

Interest Payment Dates
and Amounts

Sinking Fund Payments
Dates and Amounts

Description of Collateral

Loan to Value Ratio (as
of 3/1/97)

Debt Service Coverage
Ratio (for year ended
12/31/96)

Identity of Trustee


Balances (as of 3/1/97 in
the following accounts:


-    Bond Fund
     Principal
     Account

-    Bond Fund
     Interest
     Account

-    Debt Service
     Reserve Fund

-    Project Fund
     General
     Account

-    Project Fund
     Option Exercise
     Account

-    Renovations Fund

-    Repair and
     Replacement
     Fund

-    Arbitrage Rebate
     Fund


Balance (as of 3/1/97) of
the Working Capital
Loan


Retained Cash Flow as
of 12/31/96

Balance (as of 3/1/97) in
the Escrow Account

Balances as of 3/1/97 of
the Issuance Cost Loan

Balance as of 3/1/97 of
any Other Indebtedness
Balance as of 3/1/97 of
any Subordinated
Management Fees

                                   EXHIBIT B

                              [Payment Schedule]

                                   EXHIBIT C

                        [Non-Monetary Default Schedule]

     The following items were due The Bank of New York during 1996 but were never furnished. Failure to deliver said requirements constitutes a technical default under the financing documents.

     1.   Audited financial statements of Hampden Nursing Homes, Inc.
     2. Auditors' Report of net income available for debt service and debt service coverage ratio.
     3.   Certificate of no event of default from the accountant.
     4. Certificate of no event of default from authorized representative of Company.
     5.   Certificate of payment of taxes, government charges and utilities.
     6. Calculation of the amount to be deposited into the Repair and Replacement account within 120 days of year-end.
     7.   Auditors Report of retained cash flow and cash on hand adjustment.
     8.   Insurance Certificate for period 3/1/96 to 3/1/97.